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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) or (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
       Under Section 12(b) or 12(g) of the Securities Exchange Act of 1934

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                       EAGLE WIRELESS INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                TEXAS                                       76-0494995
(State of incorporation or organization)                 (I.R.S. Employer
                                                      Identification Number)


         101 COURAGEOUS DRIVE                            (281) 538-6000
       LEAGUE CITY, TEXAS 77573                     (Issuer's telephone number)
(Address of principal executive offices)

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A(c), please check the following box. [X]


If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

Securities Act registration statement file number to which this form relates:

Securities to be registered under Section 12(b) of the Act:


      Class B Warrants                      The American Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act: None
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                INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

          This information is incorporated by reference to the section "Description of Capital Stock" on page 28 of the Company's Post Effective Amendment to the Registration Statement on Form SB-2 (No. 333-20011) filed on January 18, 2000 with the Securities and Exchange Commission.


ITEM 2.   EXHIBITS.

          The Charter, Bylaws and Specimen Security filed as exhibits to the Registration Statement Form SB-2 (No. 333-20011) filed on September 4, 1997 with the Securities and Exchange Commission are incorporated by reference herein.

                                    SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



EAGLE WIRELESS INTERNATIONAL, INC.




By: //s// H. Dean Cubley

          H. Dean Cubley

          PRESIDENT AND CHIEF EXECUTIVE OFFICER
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                        (Title)


Date: FEBRUARY 17, 2000